Exhibit C

RELEASE AGREEMENT

This Release Agreement ("Agreement") is entered into by and between by and among Radient Pharmaceuticals Corporation (“RPC” or the “Company”); Whalehaven Capital Fund, Ltd. (“Whalehaven”) and Alpha Capital Anstalt (“Alpha Capital,”). The Company, Whalehaven and Alpha Capital are hereinafter sometimes collectively referred to as the “Parties.”

WHEREAS, a dispute has arisen between the Parties.  Alpha Capital and Whalehaven commenced a law suit (the “Lawsuit”) against the Company and John Does 1-10 in the United States District Court for the Southern District of New York (the “Court”), Case No. 10 CV 9490 (RJS); and

WHEREAS, on May 10, 2011, the Parties entered into a Settlement Agreement (the “Original Settlement Agreement”), which was amended on May 23, 2011 (the “Amendment Agreement” and collectively with the Original Settlement Agreement, the “Settlement Agreement”); and.

WHEREAS, on August 25, 2011, the Parties entered into a settlement agreement that amended and restated the Settlement Agreement (the “Final Settlement Agreement”); and

WHEREAS, as part of the Final Settlement Agreement, the Parties agreed to execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual promises set forth herein, the Parties agree as follows:

1.           Definitions.      Unless otherwise defined herein, all capitalized terms when used in this Agreement shall have the same meaning as is set forth in the Final Settlement Agreement.

2.           Release.            As a material inducement to the Company to enter into the Final Settlement Agreement, and subject at all times to the terms of this Agreement, Whalehaven and Alpha Capital and each of its respective owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, subsidiaries, affiliates and all persons acting under or in concert with any of them (collectively the “Releasors”) hereby irrevocably and unconditionally releases, acquits and forever discharges the Company and its owners, stockholders, predecessors, successors, assigns, agents, directors, officers, employees, representatives, attorneys, divisions, subsidiaries, affiliates and all persons acting under or in concert with any of them (collectively the “Releasees”) from any and all charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits , rights, demands, costs, losses, debts and expenses (including attorneys’ fees and costs actually incurred), of any nature whatsoever (a “Claim” or “Claims”), that any of the Releasors have or may have had under the Settlement Agreement, (collectively, the “Released Claims”); provided, however, that nothing contained in this Section 2 shall be deemed to release any of the Releasees from any other Claims that now exist or may hereafter arise in connection with (i) a breach of any of the Company’s representations, warranties, covenants and agreements that are set forth in the Final Settlement Agreement or in the Notes annexed thereto, or (ii) any other matter.

3.           Applicable Law. This Agreement shall be construed, interpreted, governed, and enforced in accordance with the laws of the State of New York.

4.           Binding Effect. This Agreement shall be inure to the benefit of and shall be binding upon each of the Parties and their respective Releasors and Releasees.

5.          Warranty. Each party warrants that the person executing this Agreement on its behalf has the authority to do so; and that the matters being released pursuant to this Agreement have not been assigned or otherwise transferred to any other person or entity.

6.          Acknowledgement of Terms. The Parties have read and understand the terms of this Agreement, have consulted with their respective counsel, and understand and acknowledge the significance and consequence of each such term.

7.           Representation by Counsel. The Parties hereto agree that they enter into this Agreement after having received full advice from counsel of their choice with respect to this Agreement and all other matters related thereto.

8.           Execution of Documents. This Agreement may be executed in counterparts, and all signatures need not appear on the same copy.  All such executed copies shall together constitute the complete Agreement.

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IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective this
______day of August 2011

Whalehaven Capital Fund, Ltd.		Alpha Capital Anstalt

By:		By:
	Name:		Name:
	Title:		Title:

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

The foregoing instrument was subscribed and sworn before me this____day of August, 2011, by_________________, who personally appeared before me, and who is personally known to me or who stated that he is the ______________ of Whalehaven Capital Fund, Ltd. and produced ___________________________________as identification, and who acknowledged that he signed the instrument voluntarily for the purpose expressed in it.

____________________
Signature of Notary
____________________
Printed Name of Notary
My commission expires:

STATE OF NEW YORK	)
)
COUNTY OF NEW YORK	)

The foregoing instrument was subscribed and sworn before me this____day of August, 2011, by_________________, who personally appeared before me, and who is personally known to me or who stated that he is the ______________ of Alpha Capital Anstalt and produced ___________________________________as identification, and who acknowledged that he signed the instrument voluntarily for the purpose expressed in it.

____________________
Signature of Notary
____________________
Printed Name of Notary
My commission expires______________________

RADIENT PHARMACEUTICAL CORPORATION

By:
Name:
Title:

STATE OF CALIFORNIA	)
)
COUNTY OF LOS ANGELES	)

The foregoing instrument was subscribed and sworn before me this____day of August, 2011, by_________________, who personally appeared before me, and who is personally known to me or who stated that he is the ______________ of Radient Pharmaceutical Corporation and produced ___________________________________as identification, and who acknowledged that he signed the instrument voluntarily for the purpose expressed in it.

____________________
Signature of Notary
____________________
Printed Name of Notary
My commission expires______________________